SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2010

OPTIONABLE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51837	52-2219407
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

(Address of principle executive offices)

(914) 773-1100
(Registrant’s telephone number, including area code)

1230 Avenue of the Americas, 7th floor, New York, NY, 10020
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2010, Optionable, Inc. (the “Company”) received confirmation that Marc-Andre Boisseau will not stand for re-election as one of the Company’s directors. In an email on June 25, 2010, Mr. Boisseau informed the other three directors that his resignation will be effective on the date of the Company’s upcoming annual meeting of shareholders, which has been scheduled for August 25, 2010. A copy of the email is attached as an exhibit.

Item 8.01 Other Events.

On July 6, 2010, the Company’s board of directors approved the reduction of the number of directors from four members to three members, effective August 25, 2010.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits

10.1	Marc-Andre Boisseau’s Resignation Notice.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPTIONABLE, INC.

	By:	/s/ Brad P. O’Sullivan
Brad P. O’Sullivan
Interim Chief Executive Officer
Date: July 6, 2010